Exhibit (a)(1)(ii)

THIS DOCUMENT IS IMPORTANT AND REQUIRES YOUR IMMEDIATE ATTENTION.

LETTER OF TRANSMITTAL
To Tender Common Stock
of
UAP Holding Corp.
at
$39.00 Net Per Share
Pursuant to the Offer to Purchase Dated December 10, 2007
by
Agrium U.S. Inc.
an indirect wholly-owned subsidiary of
Agrium Inc.

THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT,
NEW YORK CITY TIME, ON TUESDAY, JANUARY 8, 2008, UNLESS THE OFFER IS EXTENDED.

The Depositary for the Offer is:
MELLON INVESTOR SERVICES LLC

By Facsimile Transmission
By Mail:	(For Eligible Institutions Only):	By Registered Mail, Hand or Courier:
Mellon Investor Services LLC Attn: Corporate Actions Dept., 27th Floor PO Box 3301 South Hackensack, NJ 07606-3301 For Confirmation Only, Please Call: 1-800-777-3674	Facsimile: 412-209-6443 Attn: Corporate Actions For Confirmation Only, Please Call: 201-680-4860	Mellon Investor Services LLC Attn: Corporate Actions 480 Washington Boulevard 27th Floor Jersey City, NJ 07310 For Confirmation Only, Please Call: 1-800-777-3674

Delivery of this Letter of Transmittal to an address other than as set forth above for the Depositary will not constitute a valid delivery.

You should carefully read the instructions accompanying this Letter of Transmittal before completing this Letter of Transmittal.

DESCRIPTION OF SHARES TENDERED
Name(s) and Address(es) of Registered Owner(s)
(If blank, please fill in exactly as	Shares Tendered
name(s) appear(s) on share certificate(s))	(Attach additional list if necessary)
Total Number
		of Shares	Number of
	Certificate	Represented By	Shares
	Number(s)*	Certificate(s)*	Tendered**

Total Shares Tendered:

*	Need not be completed by stockholders tendering by book-entry transfer.

**	Unless otherwise indicated, it will be assumed that all Shares represented by any certificates delivered to the Depositary are being tendered. See Instruction 4.

You have received this Letter of Transmittal in connection with the offer by Agrium U.S. Inc., a Colorado corporation (“Purchaser”) and an indirect wholly-owned subsidiary of Agrium Inc., a corporation governed by the Canada Business Corporations Act (“Parent”), to purchase all outstanding shares of common stock, par value $0.001 per share (“Shares”), of UAP Holding Corp., a Delaware corporation (the “Company”), at a purchase price of $39.00 per Share, net to the seller in cash, without interest thereon and less any required withholding taxes, pursuant to the terms and subject to the conditions set forth in the Offer to Purchase, dated December 10, 2007, as amended from time to time.

You should use this Letter of Transmittal to deliver Shares represented by stock certificates to the Depositary for tender. If you are delivering your Shares by book-entry transfer to an account maintained by the Depositary (as defined below) at The Depository Trust Company (“DTC”), you may use this Letter of Transmittal or you may use an Agent’s Message (as defined in Instruction 2 below).

If certificates for your Shares are not immediately available or you cannot deliver your certificates and all other required documents to the Depositary on or prior to the expiration of the Offer (as defined below) or you cannot comply with the book-entry transfer procedures on a timely basis, you may nevertheless tender your Shares according to the guaranteed delivery procedures set forth in Section 3 — “Procedure for Tendering Shares” of the Offer to Purchase. See Instruction 2. Delivery of documents to DTC will not constitute delivery to the Depositary.

NOTE: SIGNATURES MUST BE PROVIDED BELOW
PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

☐ CHECK HERE IF SHARE CERTIFICATES HAVE BEEN MUTILATED, LOST, STOLEN OR DESTROYED. SEE INSTRUCTION 9.

☐ CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO THE DEPOSITARY’S ACCOUNT WITH DTC AND COMPLETE THE FOLLOWING (ONLY FINANCIAL INSTITUTIONS THAT ARE PARTICIPANTS IN DTC MAY DELIVER SHARES BY BOOK-ENTRY TRANSFER):

Name of Tendering Institution:

DTC Participant Number:

Transaction Code Number:

☐ CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING (PLEASE ENCLOSE A PHOTOCOPY OF SUCH NOTICE OF GUARANTEED DELIVERY):

Name(s) of Tendering Stockholder(s):

Date of Execution of Notice of Guaranteed Delivery:

Name of Institution which Guaranteed Delivery:

If delivery is by book-entry transfer:

Name of Tendering Institution:

DTC Participant Number:

Transaction Code Number:

Ladies and Gentlemen:

The undersigned hereby tenders to Agrium U.S. Inc., a Colorado corporation (“Purchaser”) and an indirect wholly-owned subsidiary of Agrium Inc., a corporation governed by the Canada Business Corporations Act (“Parent”), the above-described shares of common stock, par value $0.001 per share (“Shares”), of UAP Holding Corp., a Delaware corporation (the “Company”), pursuant to Purchaser’s Offer to Purchase, dated December 10, 2007 (the “Offer to Purchase”), at a price of $39.00 per Share, net to the seller in cash, without interest thereon and less any required withholding taxes, on the terms and subject to the conditions set forth in the Offer to Purchase, receipt of which is hereby acknowledged, and this Letter of Transmittal (which, together with the Offer to Purchase, as each may be amended or supplemented from time to time, collectively constitute the “Offer”). The Offer is being made in connection with the Agreement and Plan of Merger, dated as of December 2, 2007, by and among Parent, Utah Acquisition Co., a Delaware corporation and an indirect wholly-owned subsidiary of Parent (“Merger Sub”), and the Company (as it may be amended from time to time). The undersigned understands that Purchaser reserves the right to transfer or assign, from time to time, in whole or in part, to one or more of its affiliates, the right to purchase the Shares tendered herewith but any such transfer or assignment shall not relieve Purchaser of its obligations under the Offer or prejudice any right to receive payment for Shares validly tendered and accepted for payment. The Offer expires at 12:00 midnight, New York City time, at the end of Tuesday, January 8, 2008, unless extended as described in the Offer to Purchase (as extended, the “Expiration Date”).

On the terms and subject to the conditions of the Offer and effective upon acceptance for payment and payment for the Shares validly tendered herewith (the “Acceptance Time”), the undersigned hereby sells, assigns and transfers to, or upon the order of, Purchaser, all right, title and interest in and to all of the Shares that are being tendered hereby and any and all cash dividends, distributions, rights, other Shares or other securities issued or issuable in respect of such Shares on or after the Acceptance Time (collectively, “Distributions”) and irrevocably appoints Mellon Investor Services LLC (the “Depositary”) the true and lawful agent and attorney-in-fact and proxy of the undersigned with respect to such Shares and any Distributions with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest) to (i) deliver certificates for such Shares and any associated Distributions, or transfer of ownership of such Shares and any associated Distributions on the account books maintained by DTC, together, in either such case, with all accompanying evidence of transfer and authenticity, to or upon the order of Purchaser, (ii) present such Shares and any associated Distributions for transfer on the books of the Company and (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares and any associated Distributions, all in accordance with the terms and subject to the conditions of the Offer.

The undersigned hereby irrevocably appoints each of Purchaser’s designees as the attorneys-in-fact and proxies of the undersigned, each with full power of substitution, to exercise all voting, consent and other rights of the undersigned in such manner as each such attorney-in-fact and proxy or his or her substitute shall deem proper in his or her sole discretion, with respect to the Shares tendered hereby which have been accepted for payment and any associated Distributions, at any annual, special, adjourned or postponed meeting of the Company’s stockholders, by written consent in lieu of any such meeting or otherwise. This proxy and power of attorney is irrevocable and is effective when, and only to the extent that, Purchaser accepts the Shares tendered with this Letter of Transmittal for payment pursuant to the Offer. Upon the effectiveness of such appointment, without further action, all prior powers of attorney, proxies and consents given by the undersigned with respect to such Shares and any associated Distributions will be revoked and no subsequent powers of attorney, proxies, consents or revocations may be given (and, if given, will not be deemed effective). Purchaser reserves the right to require that, in order for Shares to be deemed validly tendered, immediately upon Purchaser’s acceptance for payment of such Shares, Purchaser must be able to exercise full voting, consent and other rights, to the extent permitted under applicable law, with respect to such Shares and any associated Distributions, including voting at any meeting of stockholders or executing a written consent concerning any matter.

The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Shares and any associated Distributions tendered hereby and, when the same are accepted for payment by Purchaser, Purchaser will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and the same will not be subject to any adverse claim. The undersigned hereby represents and warrants that (i) the undersigned is the registered owner of the Shares, (ii) certificate(s) representing the Shares have been endorsed to the undersigned in blank or (iii) the undersigned is a participant in DTC whose name appears on a security position listing participant as the owner of the Shares. The undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary or Purchaser to be necessary or desirable to complete the sale, assignment and transfer of the Shares and any Distributions tendered hereby. In addition, the undersigned shall promptly remit and transfer to the Depositary for the account of Purchaser any and all Distributions in respect of the Shares tendered hereby, accompanied by appropriate documentation of transfer and, pending such remittance or appropriate assurance thereof, Purchaser shall be entitled to all rights and privileges as owner of any such Distributions and may withhold the entire purchase price or deduct from the purchase price the amount or value thereof, as determined by Purchaser in its sole discretion.

It is understood that the undersigned will not receive payment for the Shares unless and until the Shares are accepted for payment and until the certificate(s) representing the Shares owned by the undersigned are actually received by the Depositary at the address set forth above, together with such additional documents as the Depositary may require, or, in the case of Shares held in book-entry form, ownership of Shares is validly transferred on the account books maintained by DTC, and until the same are processed for payment by the Depositary. It is understood that the method of delivery of the Shares, the certificate(s) and all other required documents (including delivery through DTC) is at the option and risk of the undersigned and that the risk of loss of such Shares, certificate(s) and other documents shall pass only after the Depositary has actually received the Shares or certificate(s) (including, in the case of a book-entry transfer, by Book-Entry Confirmation (as defined below)).

All authority conferred or agreed to be conferred by this Letter of Transmittal shall not be affected by, and shall survive, the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, trustees in bankruptcy, personal representatives, successors and assigns of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable.

The undersigned understands that tenders of Shares pursuant to any one of the procedures described in Section 3 — “Procedure for Tendering Shares” of the Offer to Purchase will constitute a binding agreement between the undersigned and Purchaser upon the terms and subject to the conditions of the Offer.

Unless otherwise indicated herein under “Special Payment Instructions,” please issue the check for the purchase price of any Shares purchased in the name(s) of the undersigned. Similarly, unless otherwise indicated herein under “Special Payment Instructions,” please return any Shares not tendered and, if applicable, any Shares tendered but not purchased, to the undersigned. Similarly, unless otherwise indicated under “Special Delivery Instructions,” please mail the check for the purchase price of any Shares purchased and/or return any Shares not tendered and/or any Shares tendered but not purchased (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned’s signature(s). In the event that both the “Special Delivery Instructions” and the “Special Payment Instructions” are completed, please issue the check for the purchase price of any Shares purchased and/or issue any certificates representing Shares not tendered and/or Shares tendered but not purchased (and any accompanying documents, as appropriate) in the name of, and deliver such check and/or return such certificates (and any accompanying documents, as appropriate) to, the person or persons so indicated. Unless otherwise indicated herein in the box titled “Special Payment Instructions,” please credit any Shares tendered hereby or by an Agent’s Message and delivered by book-entry transfer, but which are not purchased, by crediting the account at DTC designated above. The undersigned recognizes that Purchaser has no obligation pursuant to the “Special Payment Instructions” to transfer any Shares from the name of the registered owner thereof if Purchaser does not accept for payment any of the Shares so tendered.

SPECIAL PAYMENT INSTRUCTIONS
(See Instructions 6, 7 and 8)

To be completed ONLY if the check for the purchase price of Shares purchased (less the amount of any required withholding taxes) or certificates for Shares not tendered or purchased are to be issued in the name of someone other than the undersigned or if Shares tendered by book-entry transfer which are not accepted for payment are to be returned by credit to an account maintained at DTC other than that designated above.

Issue: ☐  check and/or ☐  certificates to:

Name:
(Please Print)

Address:
(Include Zip Code)

(Tax Payer Identification or Social Security Number)

SPECIAL DELIVERY INSTRUCTIONS
(See Instructions 6, 7 and 8)

To be completed ONLY if the check for the purchase price of Shares purchased (less the amount of any required withholding taxes) or certificates for Shares not tendered or purchased are to be sent to someone other than the undersigned or to the undersigned at an address other than that shown in the box titled “Description of Shares Tendered” above.

Deliver: ☐  check and/or ☐  certificates to:

Name:
(Please Print)

Address:
(Include Zip Code)

IMPORTANT — SIGN HERE
(Please Also Complete the Substitute Form W-9 Below or Obtain and Complete IRS Form W-8BEN or other IRS Form W-8 as appropriate)

(Signature(s) of Stockholder(s))

Dated:                                  , 200

(Must be signed by registered owner(s) exactly as name(s) appear(s) on the certificate(s) representing the Shares or on a security position listing or by person(s) authorized to become registered owner(s) by certificates and documents transmitted herewith. If signature is by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, please set forth full title and see Instruction 5. For information concerning signature guarantees, see Instruction 1.)

Name(s):
(Please Print)

Capacity (full title):

Address:

(Include Zip Code)

Area Code and Telephone Number:

Tax Payer Identification or Social Security Number:

GUARANTEE OF SIGNATURE(S)
(If Required, See Instructions 1 and 5)
(For use by Eligible Institutions only)

Name of Firm:

Address:
(Include Zip Code)

Authorized Signature:

Name:
(Please Print)

Area Code and Telephone Number:

Dated:  , 200

The Substitute Form W-9 BELOW must be completed and signed. Please provide your Social Security Number or Taxpayer Identification Number (“TIN”) and certify that you are not subject to backup withholding.

SUBSTITUTE	Name:
FORM W-9	Address:
Department of the Treasury Internal Revenue Service (IRS)	Check appropriate box:
Request for Taxpayer Identification Number (TIN) and Certification	Individual/Sole Proprietor ☐ Partnership ☐	Corporation ☐ Other (specify) ☐ Exempt from Backup Withholding ☐

Part I.	Please provide your taxpayer identification number in the space at right. If awaiting TIN, write “Applied For” in space at right and complete the Certificate of Awaiting Taxpayer Identification Number below.	SSN: or EIN:

Part II.	For Payees exempt from backup withholding, see the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” and complete as instructed therein.

Part III.	CERTIFICATION

Under penalties of perjury, I certify that:
(1)	The number shown on this form is my correct Taxpayer Identification Number (or, as indicated, I am waiting for a number to be issued to me);
(2)	I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the IRS that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and
(3)	I am a U.S. person (including a U.S. resident alien).

Certification Instructions — You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because you have failed to report all interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2).

Signature:	Date: , 200

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU WROTE “APPLIED FOR” IN PART I OF THIS SUBSTITUTE FORM W-9

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that, notwithstanding the information I provided in Part III of the Substitute Form W-9 (and the fact that I have completed this Certificate of Awaiting Taxpayer Identification Number), 28 percent of all payments made to me pursuant to this Offer shall be retained until I provide a Tax Identification Number to the Payor and that, if I do not provide my Taxpayer Identification Number within sixty (60) days, such retained amounts shall be remitted to the IRS as backup withholding.

Signature:	Date: , 200

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 28% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

INSTRUCTIONS

Forming Part of the Terms and Conditions of the Offer

1. Guarantee of Signatures.  Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by a financial institution (including most commercial banks, savings and loan associations and brokerage houses) that is a member in good standing of a recognized Medallion Program approved by the Securities Transfer Association, Inc., including the Security Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program and the Stock Exchanges Medallion Program (each, an “Eligible Institution”). Signatures on this Letter of Transmittal need not be guaranteed (i) if this Letter of Transmittal is signed by the registered owner(s) (which term, for purposes of this document, includes any participant in DTC whose name appears on a security position listing as the owner of the Shares) of Shares tendered herewith and such registered owner has not completed the box titled “Special Payment Instructions” or the box titled “Special Delivery Instructions” on this Letter of Transmittal or (ii) if such Shares are tendered for the account of an Eligible Institution. See Instruction 5.

2. Delivery of Letter of Transmittal and Certificates or Book-Entry Confirmations.  This Letter of Transmittal is to be completed by stockholders either if certificates are to be forwarded herewith or, unless an Agent’s Message is utilized, if delivery of Shares is to be made by book-entry transfer pursuant to the procedures set forth in Section 3 — “Procedure for Tendering Shares” of the Offer to Purchase. Certificates for all physically tendered Shares, or confirmation of any book-entry transfer into the Depositary’s account at DTC of Shares tendered by book-entry transfer (“Book Entry Confirmation”), as well as a properly completed and duly executed Letter of Transmittal with any required signature guarantees (unless an Agent’s Message in the case of a book-entry transfer is utilized), and any other documents required by this Letter of Transmittal, must be received by the Depositary at one of its addresses set forth herein on or prior to the Expiration Date. Please do not send your Shares directly to Purchaser, Parent or the Company.

Stockholders who cannot deliver their Shares and all other required documents to the Depositary on or prior to the Expiration Date may nevertheless tender their Shares by properly completing and duly executing a Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedure set forth in Section 3 — “Procedure for Tendering Shares” of the Offer to Purchase. Pursuant to such procedure: (i) such tender must be made by or through an Eligible Institution, (ii) a properly completed and duly executed Notice of Guaranteed Delivery substantially in the form provided by Purchaser must be received by the Depositary prior to the Expiration Date and (iii) certificates representing all tendered Shares, in proper form for transfer (or a Book Entry Confirmation with respect to Shares tendered electronically), as well as a properly completed and duly executed Letter of Transmittal with any required signature guarantees (unless, in the case of a book-entry transfer, an Agent’s Message is utilized), and all other documents required by this Letter of Transmittal, must be received by the Depositary within three NASDAQ Global Market trading days after the date of execution of such Notice of Guaranteed Delivery, all as provided in Section 3 — “Procedure for Tendering Shares” of the Offer to Purchase.

The term “Agent’s Message” means a message, transmitted by DTC to, and received by, the Depositary and forming part of a Book-Entry Confirmation, which states that DTC has received an express acknowledgment from the participant in DTC tendering the Shares which are the subject of such Book-Entry Confirmation that such participant has received and agrees to be bound by the terms of the Letter of Transmittal and that Purchaser may enforce such agreement against the participant.

The method of delivery of the Shares, this Letter of Transmittal and all other required documents, including delivery through DTC, is at the election, option and risk of the tendering stockholder. Delivery of all such documents will be deemed made and risk of loss of the share certificates shall pass only when actually received by the Depositary (including, in the case of a book-entry transfer, by Book-Entry Confirmation). If such delivery is by mail, it is recommended that all such documents be sent by properly insured registered mail with return receipt requested. In all cases, sufficient time should be allowed to ensure timely delivery.

No alternative, conditional or contingent tender will be accepted, and no fractional Shares will be purchased. By executing this Letter of Transmittal, the tendering stockholder waives any right to receive any notice of the acceptance for payment of Shares.

All questions as to validity, form and eligibility of the surrender of any Shares hereunder will be determined by Purchaser (which may delegate power in whole or in part to the Depositary) and such determination shall be final and binding. Purchaser reserves the right to waive any irregularities or defects in the surrender of any Shares. A surrender will not be deemed to have been made until all irregularities have been cured or waived. Purchaser and the Depositary shall make reasonable efforts to notify any person of any defect in any Letter of Transmittal submitted to the Depositary.

3. Inadequate Space.  If the space provided herein is inadequate, the certificate numbers and/or the number of Shares should be listed on a separate schedule attached hereto and separately signed on each page thereof in the same manner as this Letter of Transmittal is signed.

4. Partial Tenders (not applicable to stockholders who tender by book-entry transfer).  If fewer than all the Shares evidenced by any certificate delivered to the Depositary are to be tendered, fill in the number of Shares which are to be tendered in the column titled “Number of Shares Tendered” in the box titled “Description of Shares Tendered.” In such cases, a new certificate for the remainder of the Shares that were represented by the old certificate(s) but not tendered will be sent to undersigned, unless otherwise provided in the boxes entitled “Special Payment Instructions” or “Special Delivery Instructions,” as the case may be, on this Letter of Transmittal, as soon as practicable after the expiration or termination of the Offer. All Shares represented by certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

5. Signatures on Letter of Transmittal; Stock Powers and Endorsements.  If this Letter of Transmittal is signed by the registered owner(s) of the Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificate(s) without alteration or any other change whatsoever.

If any Shares tendered hereby are owned of record by two or more persons, all such persons must sign this Letter of Transmittal.

If any Shares tendered are registered in different names on different certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal (or facsimiles thereof) as there are different registrations of the certificates.

If this Letter of Transmittal or any certificates or stock powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to Purchaser of their authority so to act must be submitted.

If this Letter of Transmittal is signed by the registered owner(s) of the Shares tendered hereby, no endorsements of certificates or separate stock powers are required unless payment is to be made to, or certificates representing Shares not tendered or purchased are to be issued in the name of, a person other than the registered owner(s). Signatures on such certificates or stock powers must be guaranteed by an Eligible Institution.

If this Letter of Transmittal is signed by a person other than the registered owner(s) of the Share(s) tendered hereby, the certificate(s) must be endorsed or accompanied by the appropriate stock powers, in either case, signed exactly as the name or names of the registered owner(s) or holder(s) appear(s) on the certificate(s). Signatures on such certificates or stock powers must be guaranteed by an Eligible Institution.

6. Transfer Taxes.  Purchaser will pay any transfer taxes with respect to the transfer and sale of Shares to it or to its order pursuant to the Offer (for the avoidance of doubt, transfer taxes do not include United States federal income or backup withholding taxes). If, however, payment of the purchase price is to be made to, or if certificates not tendered or purchased are to be registered in the name of, any person other than the registered owner(s), or if tendered certificates are registered in the name of any person other than the person signing this Letter of Transmittal or if a transfer tax is imposed for any reason other than the sale or transfer of Shares to the Purchaser in the Offer, the amount of any transfer taxes (whether imposed on the registered owner(s), such person or otherwise) payable on account of the transfer to such person will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes, or exemption therefrom, is submitted with this Letter of Transmittal.

7. Special Payment and Delivery Instructions.  If a check is to be issued in the name of, and/or any Shares not tendered or purchased are to be issued or returned to, a person other than the signer(s) of this Letter of Transmittal or if a check and/or such certificates are to be mailed to a person other than the signer(s) of this Letter of Transmittal or to an address other than that shown in the box titled “Description of Shares Tendered” above, the appropriate boxes on this Letter of Transmittal should be completed. Stockholders delivering Shares by book-entry transfer may request that Shares not purchased be credited to an account maintained at DTC as such stockholder may designate in the box titled “Special Payment Instructions.” If no such instructions are given, all such Shares not purchased will be returned by crediting the same account at DTC as the account from which such Shares were delivered.

8. Back-up Withholding.  Under the U.S. Federal income tax laws, the Depositary may be required to withhold 28% of the amount of any payments made to certain stockholders pursuant to the Offer. In order to avoid such backup withholding, each tendering stockholder, and, if applicable, each other payee, must provide the Depositary with such stockholder’s or payee’s correct taxpayer identification number and certify that such stockholder or payee is not subject to such backup withholding by completing the Substitute Form W-9 or IRS Form W-8BEN or other applicable IRS Form W-8, as applicable. In general, if a stockholder or payee is an individual, the taxpayer identification number is the social security number of such individual. If the Depositary is not provided with the correct taxpayer identification number, the stockholder or payee may be subject to a $50 penalty imposed by the IRS. Certain stockholders or payees (including, among others, corporations and certain foreign stockholders) are not subject to these backup withholding and reporting requirements. In order to satisfy the Depositary that a foreign stockholder qualifies as an exempt payee, such stockholder or payee must submit an IRS Form W-8BEN, Certificate of Foreign Status of Beneficial Owner for United States tax withholdings, or such other IRS Form W-8 as may be applicable, to the Depositary. For further information concerning backup withholding and instructions for completing the Substitute Form W-9 (including how to obtain a taxpayer identification number if you do not have one and how to complete the Substitute Form W-9 if Shares are held in more than one name), consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9. IRS FormW-8BEN and other IRS Forms W-8 are available from the Depositary or from the IRS website, at http://www.irs.gov. Failure to complete the Substitute Form W-9 or IRS Form W-8BEN will not, by itself, cause Shares to be deemed invalidly tendered, but may require the Depositary to withhold 28% of the amount of any payments made pursuant to the Offer. Backup withholding is not an additional Federal income tax. Rather, the Federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained provided that the required information is furnished to the IRS in a timely manner. Failure to complete and return the Substitute Form W-9 or IRS Form W-8BEN or other applicable IRS Form W-8 may result in backup withholding of 28% of any payments made to such a person. Please review the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9. IRS Form W-8BEN and other IRS Forms W-8, including instructions regarding completing such forms, can be obtained from the Depositary or from the IRS website at http://www.irs.gov.

PLEASE CONSULT YOUR ACCOUNTANT OR TAX ADVISOR FOR FURTHER GUIDANCE REGARDING THE COMPLETION OF SUBSTITUTE FORM W-9, IRS FORM W-8BEN, OR OTHER APPLICABLE IRS FORM W-8 TO CLAIM EXEMPTION FROM BACK-UP WITHHOLDING OR CONTACT THE DEPOSITARY.

9. Lost, Destroyed, Mutilated or Stolen Share Certificates.  If any Share certificate has been lost, destroyed, mutilated or stolen, the stockholder should (i) complete this Letter of Transmittal and check the appropriate box above and (ii) contact the Company’s Transfer Agent, Mellon Investor Services LLC, immediately at 1-800-777-3674 (toll free). The stockholder will then be instructed as to the steps that must be taken in order to replace the certificate. This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, mutilated, destroyed or stolen certificates have been followed. The stockholder may be required to give Purchaser a bond as indemnity against any claim that may be made against it with respect to the certificate(s) alleged to be mutilated, lost, stolen or destroyed.

10. Requests for Assistance or Additional Copies.  Requests for assistance may be directed to the Information Agent at its address and telephone numbers set forth on the back page of this Letter of Transmittal. Additional copies of the Offer to Purchase, this Letter of Transmittal, the Notice of Guaranteed Delivery and other tender offer materials may be obtained from the Information Agent at the address and telephone number as set forth on the back page of this Letter of Transmittal. These additional copies will be furnished at Purchaser’s expense.

IMPORTANT: This Letter of Transmittal (or a manually executed facsimile copy thereof) or an Agent’s Message, together with certificate(s) or Book-Entry Confirmation or a properly completed and duly executed Notice of Guaranteed Delivery and all other required documents must be received by the Depositary on or prior to the Expiration Date.

The Depositary for the Offer is:

MELLON INVESTOR SERVICES LLC

By Facsimile Transmission
By Mail:	(For Eligible Institutions Only):	By Registered Mail, Hand or Courier:

Mellon Investor Services LLC Attn: Corporate Actions Dept., 27th Floor PO Box 3301 South Hackensack, NJ 07606-3301 For Confirmation Only, Please Call: 1-800-777-3674	Facsimile: 412-209-6443 Attn: Corporate Actions For Confirmation Only, Please Call: 201-680-4860	Mellon Investor Services LLC Attn: Corporate Actions 480 Washington Boulevard 27th Floor Jersey City, NJ 07310 For Confirmation Only, Please Call: 1-800-777-3674

If you have questions, you can contact the Information Agent at its address and telephone numbers set forth below. You may obtain additional copies of the Offer to Purchase, this Letter of Transmittal, the Notice of Guaranteed Delivery and any other materials related to the Offer by contacting the Information Agent at the address and telephone number set forth below. These additional copies will be furnished at Purchaser’s expense. You may also contact your broker, dealer, bank, trust company or other nominee for assistance concerning the Offer.

The Information Agent for the Offer is:

105 Madison Avenue
New York, New York 10016
(212) 929-5500 (Call Collect)
or
(800) 322-2885 (Toll Free)
Email: tenderoffer@mackenziepartners.com